MAY 14, 2025
SUPPLEMENT TO THE FOLLOWING PROSPECTUS:
HARTFORD SYSTEMATIC ETFs PROSPECTUS
DATED JANUARY 28, 2025
This Supplement contains new and additional information regarding Hartford Systematic ETFs and should be read in connection with your Prospectus.
The Board of Trustees of Lattice Strategies Trust (the “Trust”) has approved a plan of liquidation for Hartford Longevity Economy ETF (“HLGE”), Hartford Multifactor Diversified International ETF (“RODE“) and Hartford Multifactor International Small Company ETF (“ROIS”) (each a “Fund” and, collectively, the “Funds”) pursuant to which each Fund will be liquidated on or about June 30, 2025 (the “Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the officers of the Trust.
Beginning when each Fund commences the liquidation of its portfolio, the Fund may not pursue its investment objective or, with certain exceptions, engage in normal business activities, and the Fund may hold cash and securities that may not be consistent with the Fund’s investment objective and strategy, which may adversely affect Fund performance.
Suspension of Sales and Trading. Effective as of the close of business on June 23, 2025, each Fund will no longer accept orders for the purchase of Creation Units. It is expected that June 23, 2025 will be the last full day of trading on NYSE Arca, Inc. (“NYSE Arca”) for shares of HLGE and Cboe BZX Exchange, Inc. (“Cboe BZX”) for shares of RODE and ROIS. Based on this schedule, NYSE Arca or Cboe BZX, as applicable, is expected to halt trading in shares of each Fund after the market close on June 23, 2025. During the period between market close on June 23, 2025 and the Liquidation Date, because the Funds’ shares will no longer trade on NYSE Arca or Cboe BZX, as applicable, there is not expected to be any market for the purchase or sale of the Funds’ shares.
Liquidation Process. In connection with the liquidation, any shares of a Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date without the imposition of customary redemption transaction fees. The proceeds of any such redemption will be equal to the net asset value of such shares after a Fund has paid or provided for all of its charges, taxes, expenses and liabilities, including certain operational costs of liquidating the Fund. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all Fund shareholders at the time of the liquidation. Additionally, each Fund must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final liquidation distribution. Lattice Strategies LLC, each Fund’s investment adviser, intends to distribute substantially all of a Fund’s net investment income at the time of, or prior to, the liquidation.
Other Alternatives. Shareholders of each Fund may sell their shares of a Fund on NYSE Arca or Cboe BZX, as applicable, until the market close on June 23, 2025, and may incur customary transaction fees from their broker-dealer in connection with such sales. Prior to the Liquidation Date, Authorized Participants may continue to submit orders to the Funds for the redemption of Creation Units. See “How to Buy And Sell Shares” section in the Funds’ Prospectus.
U.S. Federal Income Tax Matters. For shareholders who hold their Fund shares in taxable accounts, the automatic redemption of shares of a Fund on the Liquidation Date will generally be treated as a sale that may result in a gain or loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a shareholder may voluntarily sell his or her shares on NYSE Arca or Cboe BZX, as applicable, until the market close on June 23, 2025, and Authorized Participants may voluntarily redeem Creation Units prior to the Liquidation Date, to the extent that a shareholder wishes to realize any such gains or losses prior thereto. See “Fund Distributions and Tax Matters” section in the Funds’ Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the liquidation.
This Supplement should be retained with your Statutory Prospectus for future reference.
HV-7732ETF
May 2025